Certain Relationships and Related Transactions	12 Months Ended
Apr. 27, 2019
Certain Relationships and Related Transactions
16.	Certain Relationships and Related Transactions
The Company believes that the transactions and agreements discussed below (including renewals of any existing agreements) between the Company and related third parties are at least as favorable to the Company as could have been entered into with unrelated parties at the time they were entered into. The Audit Committee of the Board of Directors utilizes procedures in evaluating the terms and provisions of proposed related party transactions or agreements in accordance with the fiduciary duties of directors under Delaware law. The Company’s related party transaction procedures contemplate Audit Committee review and approval of all new agreements, transactions or courses of dealing with related parties, including any modifications, waivers or amendments to existing related party transactions. The Company tests to ensure that the terms of related party transactions are at least as favorable to the Company as could have been obtained from unrelated parties at the time of the transaction. The Audit Committee considers, at a minimum, the nature of the relationship between the Company and the related party, the history of the transaction (in the case of modifications, waivers or amendments), the terms of the proposed transaction, the Company’s rationale for entering the transaction and the terms of comparable transactions with unrelated third parties. In addition, management and internal audit annually analyze all existing related party agreements and transactions and review them with the Audit Committee.
In fiscal 2010, the Company entered into an Aircraft Time Sharing Agreement with LR Enterprises Management LLC (LR Enterprises), which is owned by Leonard Riggio and Louise Riggio, pursuant to which LR Enterprises granted the Company the right to use a jet aircraft owned by it on a time-sharing basis in accordance with, and subject to the reimbursement of certain operating costs and expenses as provided in, the Federal Aviation Regulations (FAR). Such operating costs were $147, $185 and $153 during fiscal 2019, fiscal 2018 and fiscal 2017, respectively. LR Enterprises is solely responsible for the physical and technical operation of the aircraft, aircraft maintenance and the cost of maintaining aircraft liability insurance, other than insurance obtained for the specific flight as requested by the Company, as provided in the FAR.
The Company has leases for two locations for its corporate offices with related parties: the first location is leased from an entity, in which Leonard Riggio has a majority interest, under a lease expiring in 2023, and the second location is leased from an entity, in which Leonard Riggio has a minority interest, under a lease expiring in 2023. Both locations were rented at an aggregate annual rent, including real estate taxes, of approximately $10,649, $10,503 and $9,637 during fiscal 2019, fiscal 2018 and fiscal 2017, respectively.
William Dillard II is a member of the Company’s Board of Directors. Mr. Dillard II serves as a Director at LiveRamp Holdings, Inc., which owns LiveRamp, Inc. (LiveRamp), a marketing data services firm. In fiscal 2018, the Company entered into an agreement to utilize LiveRamp’s services. Total fees paid to LiveRamp were $165 and $0
during fiscal 2019 and fiscal 2018, respectively.